Exhibit 99.4

Title LEXINGTON REALTY TRUST A real estate investment trust specializing in single - tenant commercial properties. Acquisition of Net Lease Strategic Assets Fund L.P.

Title Disclosure This presentation contains certain forward looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward - looking statements . These factors include, but are not limited to, those factors and risks detailed in Lexington’s periodic filings with the Securities and Exchange Commission . Lexington undertakes no obligation to publicly release the results of any revisions to those forward - looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events . Accordingly, there is no assurance that Lexington’s expectations will be realized . Except as required by law, Lexington assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events . All information is as of June 30 , 2012 unless otherwise noted . 2

Title Key Benefits and Transaction Overview 3

Title Key Benefits and Transaction Overview 4 Transaction Overview  LXP will pay Inland approximately $1.3 million, net of NLS cash balances of $8.1 million, which equals Inland’s expected distribution through December 2012 had a sale not occurred and assume approximately $258.4 million of consolidated mortgage debt  Transaction represents approximately $480 million in total value (10.3% cap rate)  Portfolio of 26 office properties, 13 industrial properties and 2 specialty assets located across 23 states representing 5.8 million square feet (98.7% leased as of Q2 2012)  NLS generated stand - alone H1 2012 Company FFO of $18.4 million; if consolidated, LXP would have generated $96.5 million in total Company FFO (compared to $86.7 million actual) for the 6 months ended June 30, 2012 ($0.53 per share)  Lexington increased 2012 Company FFO per share guidance to ~$0.02 per share  Transaction closed effective September 1, 2012  Strong cash flowing portfolio of Net Lease Assets acquired at an attractive cost basis  Accretive investment for LXP shareholders with no material change in leverage  Geographically diversified portfolio with 98%+ occupancy and strong tenant roster  Opportunity to actively manage portfolio and extract additional value  Increased taxable income and cash flow supports a 20% annualized dividend increase from $0.50 per share to $0.60 per share Benefits of the Transaction Lexington Realty Trust (NYSE: LXP) (“LXP”, “Lexington”, or the “Company”) has entered into an agreement to purchase all of Inland American Real Estate Trust, Inc.’s (“Inland”) interests in Net Lease Strategic Assets Fund L.P. (“NLS”), a joint venture between LXP and Inland

Title Strategic Rationale 5

Title Net Lease Strategic Assets Fund Overview 6 (1) Reflects six months ended as of June 30, 2012.  Limited near term debt maturities — 2014 includes $57.5 million prepayable floating rate loan  More than half of assets occupied by investment grade tenants  Average interest rate on debt is 5.2% creating opportunity for significant refinancing savings Inv. Grade Non - Inv. Grade Unrated 53% 14% Office Industrial Specialty 3.6% 64.6% Debt Balloon Maturity Schedule $0 $16,640 $84,522 $40,935 $26,657 $0 $6,624 $43,040 $0 $25,000 $50,000 $75,000 $100,000 Q2 2012 Tenant Profile Based on GAAP Base Rent (1) Q2 2012 GAAP Base Rent (1) ($ in thousands) 31.8% 33%

Title Strategic Rationale 7 Benefits of the Transaction Immediately Accretive to Shareholders Geographically Diversified Portfolio Ideal Active Management Profile Increased Cash Flow Allows for Increased Dividend  Strong cash flowing portfolio of previously owned Net Lease Assets acquired at an attractive cost basis  Highly accretive transaction with immediate value creation to LXP shareholders  Geographically diversified and attractive properties portfolio with 98%+ occupancy  Ability to apply LXP’s best - in - class management actively to drive re - leasing and value extraction  Increased taxable income and cash flow supports ~20% annualized dividend increase from $0.50 per share to $0.60 per share

Title Net Lease Strategic Assets Fund Pro Forma Impact 8

Title 1 3 9 1 1 1 1 1 1 1 3 1 2 1 1 1 1 1 3 2 1 3 1 Office 26 Properties $18.1 million Cash Base Rent (1) Industrial 13 Properties $8.9 million Cash Base Rent (1) Specialty 2 Properties $0.9 million Cash Base Rent (1) Net Lease Strategic Assets Fund Geographic Diversity 9  NLS’ portfolio provides LXP with enhanced geographic exposure, while maintaining a diversified tenant base across office and industrial assets (1) Reflects six months ended as of June 30, 2012. 1 1 3 1 1 9 1 1 1 1 1 2 3 3 4 1 1 1 1 1 1 1

Title Pro Forma Tenant Profiles 10 Consolidated LXP NLS Pro Forma Breakdown of Cash Base Rent by Segment Breakdown of Tenant Credit Profile Consolidated LXP NLS Pro Forma  NLS improves LXP’s tenant profile by providing the Company with exposure to additional investment grade tenants Unrated 35.5% Non - Inv. Grade 15.2% Inv. Grade 49.3% Inv. Grade 52.6% Non - Inv. Grade 14.3% Unrated 33.1% Unrated 33.7% Non - Inv. Grade 14.6% Inv. Grade 51.7% Office, 58.7% Industrial, 14.6% Long - term leases, 17.9% Multi - tenant, 6.9% Retail, 1.9% Office, 62.3% Industrial, 26.1% Multi - tenant, 1.7% Long - term leases, 9.1% Specialty, 0.8% Office, 59.2% Industrial, 16.4% Long - term leases, 16.5% Multi - tenant, 6.1% Retail/ Specialty , 1.8%

Title Pro Forma Lease Expiration Schedule 11 (1) Consolidated square footage does not reflect multi - tenant properties. (2) Reflects cash rent for the six months ended June 30, 2012, excludes multi - tenant properties and parking operations.  Acquisition of NLS portfolio does not meaningfully alter the expiration profile Pro Forma Lease Expiration Schedule (By Square Feet (in thousands)) (1) 734 2,885 3,554 4,798 3,450 3,167 3,642 4,075 1,920 2,208 8,516 0 2,500 5,000 7,500 10,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter Consolidated NLS Pro Forma Lease Expiration Schedule (By Cash Rent) (2) 2.1% 6.2% 14.6% 15.4% 6.7% 6.5% 7.8% 11.0% 5.3% 5.6% 18.8% 0.0% 5.0% 10.0% 15.0% 20.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter Consolidated NLS

Title Pro Forma Capital Structure (1) Including OP Units and common share price of $9.38 at 8/31/12 and balance sheet data as of June 30, 2012.  Strong pro forma balance sheet 12 ($ in millions) Amount Interest Rate /Coupon Debt NLS Revolving Credit Facility $57.5 L + 225 Secured Credit Facility 35.0 L + 187.5 Term Loan Due 2019 206.0 3.76% Convertible Guaranteed Notes 115.0 6.00% NLS Mortgages 201.6 5.99% Mortgages 1,263.2 5.64% Trust Preferred 129.1 6.80% Total – Debt $2,007.4 Preferred Preferred C 96.8 6.50% Preferred D 155.0 7.55% Total – Preferred $251.8 Total – Common equity (1) $1,502.9 Total $3,762.1 Common Equity, 39.9% Mortgage Debt, 38.9% Preferred Equity, 6.7% Term Debt, 5.5% Trust Preferred, 3.4% Convertible Debt, 3.1% Credit Lines, 2.5%

Title Pro Forma Debt Maturity Schedule 13  LXP’s current maturities, with average interest rate of 5.6% through 2015, provide significant refinancing opportunities Pro Forma Debt Maturity Schedule – 6/30/12 ($ in thousands) $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2012 2013 2014 2015 2016 2017 2018 Thereafter Mortgage Balloon Payments Revolving Credit Facility Term Loan Convertible Notes Trust Preferred Notes NLS $69,990 $251,577 $313,590 $337,575 $148,546 $183,669 $18,144 $524,638

Title Net Lease Strategic Assets Fund Asset Management Opportunities 14

Title Net Lease Strategic Assets Fund Lease Expiration Schedule 15 (1) Reflects cash rent for the six months ended June 30, 2012. NLS Lease Expiration Schedule (By Cash Rent) (1)  Active LXP management of portfolio without the need to obtain partner consent will seek to address lease expiration concerns  Limited historical incentive to maximize value given previous joint venture structure  Potential rental rate roll downs mitigated by attractive all - in cost of portfolio to Lexington (10.3% cap rate) and significant refinancing opportunities 0.0% 4.7% 22.0% 15.7% 10.2% 6.1% 3.6% 10.8% 9.4% 3.9% 13.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter

Title Refinancing To Improve Cash Flow - Proforma 16  We believe LXP has a significant opportunity to reduce debt service payments  2012 - 2015 balloon maturities total $880.3 million at a weighted - average rate of 5.6% with a current pay rate of 8.9% 2013 - 2015 Potential Debt Service Savings Interest Rate Annual Savings* Per Share 3.5% $53.2m $0.29 4.0% $48.8m $0.27 4.5% $44.4m $0.25 5.0% $40.0m $0.22  LXP recently obtained 7 - year term financing and fixed the LIBOR on $206.0 million under the financing rate at a current weighted - average rate of 3.76% * Projected interest and principal reduction; assumes interest only payments on new financing.

Title Strong Dividend Yield 17  LXP has a strong dividend yield relative to its peers, REITs and other equity investments » LXP has increased its dividend by 50% over the last three years » LXP has significant capacity for dividend growth ($ in thousands) 6.3% 5.3% 5.2% 3.9% 2.4% 1.9% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% LXP Net Lease REITs Off/Ind REITs All REITs Dow Jones S&P 500 Russell 2000 Current Dividend Yield Source : LXP data based on $0.60 annual dividend and September 5, 2012 closing price of $9.49. Other data: KeyBanc and Bloomberg as of August 31, 2012.

Title Conservative Payout Ratio 18  LXP has a conservative payout ratio relative to its peers and the REIT sector » Retained cash flow reinvested and used to reduce debt » A low payout ratio improves growth prospects over time 2012 Estimated FFO Payout Ratio 62.5% 83.1% 65.5% 64.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% LXP Net Lease REITs Off/Ind REITs All REITs 9.8x 16.4x 15.1x 12.5x 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 LXP Industrial REITs Office REITs Net Lease REITs 2012 Estimated FFO Multiples Source : LXP data based on $0.60 annual dividend. Other data: KeyBanc as of August 31, 2012.

Title Compelling Value Investment 19  LXP offers a compelling investment proposition with attractive value  LXP currently trades at an implied cap rate significantly higher than its peers in the net lease sector (1) Source: Company and Keybanc , August 31, 2012. (2) Based on rent as of 6/30/12. Implied Cap Rate (1) 8.3% 7.5% 7.7% 9.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% LXP Industrial REITs Office REITs Net Lease REITs Property Type (2) Industrial, 14.8% Retail, 3.4% Multi - tenant, 7.8% Office, 56.7% Long - term lease, 17.3% 2012 Estimated FFO Multiples (1) 9.8x 16.4x 15.1x 12.5x 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 LXP Industrial REITs Office REITs Net Lease REITs

Title LEXINGTON REALTY TRUST A real estate investment trust specializing in single - tenant commercial properties. Acquisition of Net Lease Strategic Assets Fund L.P.